Goodwill and intangible assets	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and intangible assets
Goodwill and intangible assets
Goodwill
The following is a summary of the activity in goodwill by segment.

(in millions)	USA	Canada	EMEA	Rest of World	Total
Balance, January 1, 2016	$1,306.1	$420.7	$2.1	$16.2	$1,745.1
Additions	17.7	5.2	—	—	22.9
Purchase price adjustments	1.4	—	(0.9)	—	0.5
Foreign exchange	—	12.5	(0.1)	3.5	15.9
Balance, December 31, 2016	$1,325.2	$438.4	$1.1	$19.7	$1,784.4
Additions	—	—	—	4.1	4.1
Purchase price adjustments	—	0.5	—	—	0.5
Foreign exchange	—	29.8	0.1	(0.5)	29.4
Balance, December 31, 2017	$1,325.2	$468.7	$1.2	$23.3	$1,818.4

The Company’s reporting units are identical to the identified four operating segments: USA, Canada, EMEA, and Rest of World. Additions to goodwill in 2017 related to the acquisition of Tagma. Additions to goodwill in 2016 related to the acquisition of Bodine Services and Nexus Ag. The purchase price adjustments in 2017 relate to the Nexus Ag acquisition. Refer to “Note 18: Business Combinations” for further information. Accumulated impairment losses on goodwill were $261.4 million at January 1, 2016. Accumulated impairment losses on goodwill were $271.3 million and $246.3 million at December 31, 2017 and 2016, respectively.
As of October 1, 2017, the Company performed its annual impairment review and concluded it was more likely than not that the fair value exceeded the carrying value for all reporting units with goodwill balances. There were no events or circumstances from the date of the assessment through December 31, 2017 that would affect this conclusion.
Determining the fair value of a reporting unit requires judgment and involves the use of significant estimates and assumptions by management. The Company can provide no assurance that a material impairment charge will not occur in a future period. The Company’s estimates of future cash flows may differ from actual cash flows that are subsequently realized due to many factors, including future worldwide economic conditions and the expected benefits of the Company’s initiatives. Any of these potential factors, or other unexpected factors, may cause the Company to re-evaluate the carrying value of goodwill.
Intangible assets, net
The gross carrying amounts and accumulated amortization of the Company’s intangible assets were as follows:

	December 31, 2017			December 31, 2016
(in millions)	Gross	Accumulated amortization	Net	Gross	Accumulated amortization	Net
Intangible assets (subject to amortization):
Customer relationships (1)	$853.5	$(582.1)	$271.4	$826.2	$(514.3)	$311.9
Other (2)	177.8	(161.5)	16.3	178.2	(150.9)	27.3
Total intangible assets	$1,031.3	$(743.6)	$287.7	$1,004.4	$(665.2)	$339.2

(1)	Net of impairment losses of $110.2 million recorded during the year ended December 31, 2016. Refer to “Note 13: Impairment charges” for further information.

(2)	Net of impairment losses of $3.5 million recorded during the year ended December 31, 2016. Refer to “Note 13: Impairment charges” for further information.
Other intangible assets consist of intellectual property trademarks, trade names, producer relationships and contracts, non-compete agreements and exclusive distribution rights.

The estimated annual amortization expense in each of the next five years is as follows:

(in millions)
2018	$53.8
2019	48.0
2020	43.3
2021	39.3
2022	31.6